                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company") Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ W. Hudson Connery, Jr.                                  2/11/94
- -------------------------------------------        --------------------------
W. Hudson Connery, Jr.                                        Date
Senior Vice-President, Chief
Operating Officer and Director

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company"), and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Michael A. Koban, Jr.                                    2/3/94
- -------------------------------------------        --------------------------
Michael A. Koban, Jr.                                         Date
Senior Vice-President and Director
(Principal Financial Officer)

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company"), Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ William T. Hjorth                                       2/3/94
- -------------------------------------------        --------------------------
William T. Hjorth                                            Date
Director

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company") Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Donald S. MacNaughton                                   2/11/94
- -------------------------------------------        --------------------------
Donald S. MacNaughton                                         Date
Director

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company"), Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Alethea O. Caldwell                                     2/8/94
- -------------------------------------------        --------------------------
Alethea O. Caldwell                                          Date
Director

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company"), Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Richard W. Hanselman                                    2/6/94
- -------------------------------------------        --------------------------
Richard W. Hanselman                                          Date
Director

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company"), Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Harry N. Beaty, M.D.                                    2/10/94
- -------------------------------------------        --------------------------
Harry N. Beaty, M.D.                                          Date
Director

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company"), Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Robert F. Dee                                                   2/8/94
- ---------------------------------------------------         -------------------------
Robert F. Dee                                                         Date
Director

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael A. Koban, Jr., Senior Vice-President of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company") and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission" the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ R. Clayton McWhorter                                    2/10/94
- -------------------------------------------        --------------------------
R. Clayton McWhorter                                          Date
Chairman of the Board, President,
Chief Executive Officer and Director
(Principal Executive Officer)

                               POWER OF ATTORNEY

                           S-3 REGISTRATION STATEMENT
                                      FOR
                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY


                 KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Clayton McWhorter, Chairman and Chief Executive Officer of Healthtrust, Inc. - The Hospital Company (hereinafter referred to as the "Company"), Michael A. Koban, Jr., Senior Vice-President of the Company, and Philip D. Wheeler, Senior Vice-President, Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's S-3 Registration Statement in connection with the offering of Debt Securities, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities Exchange Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Kenneth C. Donahey                                      2/17/94
- -------------------------------------------        --------------------------
Kenneth C. Donahey                                           Date
Senior Vice-President (Principal
Accounting Officer)